UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

SENTI BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-262707	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Corporate Drive, First Floor

South San Francisco, California 94080

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (650) 382-3281

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Overview

Business Combination

On June 8, 2022 (the “Closing Date”), Dynamics Special Purpose Corp., a Delaware corporation (“DYNS”), consummated the previously announced business combination pursuant to the terms of the business combination agreement, dated December 19, 2021 and amended on February 12, 2022 and May 19, 2022 (as amended, the “Business Combination Agreement”), with Explore Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of DYNS (“Merger Sub”), and Senti Biosciences, Inc., a Delaware corporation (“Senti”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into Senti, with Senti surviving the merger as a wholly-owned subsidiary of DYNS (the “Business Combination”). In connection with the consummation of the Business Combination, DYNS changed its corporate name to Senti Biosciences, Inc. (the “Combined Company”). This Current Report on Form 8-K references and incorporates by reference certain sections in the Combined Company’s definitive proxy statement/final prospectus dated as of, and filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) on, May 13, 2022 (the “Proxy Statement/Prospectus”).

At the special meeting of DYNS stockholders held on June 7, 2022 (the “Special Meeting”), DYNS stockholders considered and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the Proxy Statement/Prospectus. In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Business Combination (the “Effective Time”):

•

each outstanding share of common stock of Senti (“Senti Common Stock”) was cancelled and converted into the right to receive a number of shares of Class A common stock of DYNS (“Class A Common Stock”), rounded down to the nearest whole share, equal to the number of shares of Senti Common Stock multiplied by the exchange ratio of 0.1957 (the “Exchange Ratio”);

•

each outstanding share of preferred stock of Senti (“Senti Preferred Stock”) was cancelled and converted into the right to receive a number of shares of Class A Common Stock, rounded down to the nearest whole share, equal to the aggregate number of shares of Senti Common Stock issuable upon conversion of the shares of Senti Preferred Stock based on the applicable conversion ratio immediately prior to the Effective Time, which was 1:1, multiplied by the Exchange Ratio; and

•

each outstanding Senti option (whether vested or unvested) was converted into an option to purchase a number of shares of Class A Common Stock (rounded down to the nearest whole share) equal to the number of shares of Senti Common Stock subject to such option immediately prior to the Effective Time, multiplied by the Exchange Ratio, at an exercise price per share equal to the current exercise price per share for such option divided by the Exchange Ratio, rounded up to the nearest whole cent.

As additional consideration for the Business Combination, holders of shares of Senti Common Stock and Senti Preferred Stock immediately prior to the Effective Time became eligible to receive contingent consideration of up to an aggregate of 2,000,000 shares of Common Stock (as defined below), subject to the achievement of certain share price milestones within the first two or three calendar years after the Closing Date or, in certain circumstances, upon a change of control of the Combined Company.

Following the closing of the Business Combination (the “Closing”), all shares of Class A Common Stock were redesignated as common stock, par value $0.0001 per share, of the Combined Company (“Common Stock”). On the Closing Date, the Common Stock was listed on the Nasdaq Global Market (“Nasdaq”) under the new trading symbol “SNTI”.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements attached hereto as Exhibit 99.2 include 23,163,614 shares of Common Stock issued to Senti stockholders, 14,915,963 shares of Common Stock issued to DYNS stockholders (reflecting the Redemption, as defined under Item 2.01 herein), 5,060,000 shares of Common Stock issued in connection with the PIPE Investment (as defined below) and 517,500 shares of Common Stock issued in connection with the Convertible Note Exchange (as defined below).

On the Closing Date and after giving effect to the Transactions (as defined under Item 2.01 herein) and the Redemption, the officers and directors of the Combined Company and affiliated entities beneficially owned approximately 42.6% of the outstanding shares of Common Stock, and the former security holders of DYNS beneficially owned approximately 34.2% of the outstanding shares of Common Stock.

The Combined Company received gross proceeds of approximately $140.3 million of the expected $156.5 million in connection with the Business Combination, which included funds held in DYNS’s trust account of $84.5 million (net of the Redemption), $50.6 million of the expected $66.8 million in proceeds from the PIPE Investment that closed concurrently with the consummation of the Business Combination, and a recent $5.2 million investment by Bayer Healthcare LLC (“Bayer”) through a Convertible Note Exchange (as defined below). The Combined Company expects the proceeds from this transaction, combined with cash on hand, to fund operations into 2024.

A more detailed description of the Business Combination and the terms of the Business Combination Agreement is included in the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, which is filed as Exhibits 2.1 through 2.3 hereto and incorporated herein by reference.

PIPE Investment

On the Closing Date, certain investors (the “PIPE Investors”) purchased from the Combined Company an aggregate of 5,060,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $50.6 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into and effective as of December 19, 2021 (the “PIPE Investment”). The Combined Company received original commitments under the Subscription Agreements totaling $66.8 million; however, $16.2 million had yet to be funded as of the Closing Date by LifeForce Capital. The Combined Company intends to enforce LifeForce Capital’s legal obligations under its Subscription Agreement.

The sale of the PIPE Shares was consummated concurrently with the Closing. The obligation to consummate the transactions contemplated by the Subscription Agreements was conditioned upon customary closing conditions, including the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement. Pursuant to the Subscription Agreements, the Combined Company granted certain registration rights to the PIPE Investors with respect to the PIPE Shares.

A more detailed description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Related Agreements - Subscription Agreements” (beginning on page 149). The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by reference to the full text of the form of subscription agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Convertible Note Exchange

On the Closing Date, an unsecured convertible promissory note (the “Note”) in the aggregate principal amount of $5,175,000 that was previously issued by Senti to Bayer Healthcare LLC (“Bayer”) for a purchase price of $5,175,000 on May 19, 2022 was automatically cancelled and exchanged for 517,500 shares of Class A Common Stock (the “Convertible Note Exchange”). All interest accrued on the Note was cancelled as part of the Convertible Note Exchange. The shares of Class A Common Stock issued in the Convertible Note Exchange are entitled to the same registration rights granted to the PIPE Investors with respect to the PIPE Shares.

The foregoing description of the Convertible Note Exchange is a summary only and is qualified in its entirety by reference to the full text of the note subscription agreement and the Note, which are filed as Exhibits 10.2 and 10.3 hereto, respectively, and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement

Investor Rights Agreement

On the Closing Date, DYNS, certain affiliated stockholders of DYNS, including Dynamics Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and certain affiliated securityholders of Senti, including its directors and executive officers, entered into an investor rights and lock-up agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, each signatory thereto (other than DYNS) was granted certain registration rights with respect to their respective shares of Common Stock.

The Investor Rights Agreement restricts the ability of each stockholder who is a party thereto (other than DYNS) to transfer its shares of Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Common Stock), subject to certain permitted transfers, for a period of one year following the Closing Date (the “General Lock-Up”) or, in the case of certain stockholders of Senti, 18 months following the Closing Date (the “Extended Lock-Up”); provided that (A) the foregoing restrictions do not apply to any shares of Common Stock purchased pursuant to the Subscription Agreements, and (B) if the last reported per share sale price of the Common Stock on Nasdaq, or any other national securities exchange on which the Common Stock is then traded, is greater than or equal to $12.00 per share over any 20 trading days within any consecutive 30-trading day period following the Closing Date, then, commencing at least 150 days after the Closing Date, the General Lock-Up will be deemed to have expired with respect to the shares of Common Stock subject to the General Lock-Up and the Extended Lock-Up.

The foregoing description of the Investor Rights Agreement is a summary only and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Combined Company entered into indemnification agreements with each of its directors and officers. The indemnification agreements require the Combined Company to indemnify its directors and officers for certain reasonable expenses, including attorneys’ fees and retainers, court costs, witness and expert costs, incurred by a director or officer in any action or proceeding and any appeal to an action or proceeding arising out of their services as directors or executive officers of the Combined Company and any other company or enterprise to which the person provides services at the request of the Combined Company.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Senti Biosciences, Inc. 2022 Equity Incentive Plan

At the Special Meeting, DYNS stockholders approved the Senti Biosciences, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which became effective on the Closing Date. The 2022 Plan allows the Combined Company to make equity and equity-based incentive awards to employees, officers, directors and consultants of the Combined Company and its affiliates, as selected from time to time by the plan administrator at its discretion.

The board of directors of the Combined Company, or a duly authorized committee thereof, will administer the 2022 Plan. The plan administrator may also delegate to one or more of the officers of the Combined Company the authority to (A) designate employees (other than officers) to receive specified stock awards, and (B) determine the number of shares subject to such stock awards. Under the 2022 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

A total number of shares of Common Stock equal to 22% of the aggregate number of shares of Common Stock issued and outstanding immediately after the Closing Date, less any shares of Common Stock subject to Closing Option Awards (as defined in the Business Combination Agreement), will be available for grant under the 2022 Plan. Upon the closing of the Business Combination, 2,492,735 shares of Common Stock became authorized for issuance under the 2022 Plan as of the Closing Date, with such amount equal to 22% of the aggregate number of shares of Common Stock issued and outstanding immediately after the Closing Date, less any shares of Common Stock subject to the Closing Option Awards (as defined in the Business Combination Agreement).

A more complete summary of the terms of the 2022 Plan is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 6: The Incentive Plan Proposal” (beginning on page 182). That summary and the foregoing description of the 2022 Plan are qualified in their entirety by reference to the full text of the 2022 Plan, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan

At the Special Meeting, DYNS stockholders approved the Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”), which became effective on the Closing Date. The board of directors of the Combined Company, or a duly authorized committee thereof, will administer the 2022 ESPP. The 2022 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. Employees of the Combined Company and employees of any of its designated affiliates, will be eligible to participate in the 2022 ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the 2022 ESPP, as determined by the plan administrator: (A) customary employment with the Combined Company or one of its affiliates for more than 20 hours per week and five or more months per calendar year, or (B) continuous employment with the Combined Company or one of its affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering.

A total of 592,584 shares of Common Stock are reserved and authorized for issuance under the 2022 ESPP. The 2022 ESPP provides that the number of shares of Common Stock that are reserved and available for issuance under the 2022 ESPP will automatically increase on January 1st of each year, beginning on January 1, 2023 and continuing through and including January 1, 2032, by the lesser of 1% of the total number of shares of Common Stock on December 31st of the preceding calendar year or 1,000,000 shares of Common Stock. Shares subject to purchase rights granted under the 2022 ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the 2022 ESPP.

A more complete summary of the terms of the 2022 ESPP is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 7: The ESPP Proposal” (beginning on page 191). That summary and the foregoing description of the 2022 ESPP are qualified in their entirety by reference to the full text of the 2022 ESPP, which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition of Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference in Item 2.01 of this Current Report on Form 8-K. A more complete summary of the material provisions of the Business Combination Agreement is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1: The Business Combination —Summary of Business Combination Agreement” (beginning on page 132). That summary and the description of the Business Combination Agreement included in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibits 2.1 through 2.3 hereto and incorporated herein by reference.

DYNS held the Special Meeting on June 7, 2022. At the Special Meeting, DYNS stockholders considered and adopted, among other matters, the Business Combination Agreement, including approval of the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus. Prior to the Special Meeting, certain DYNS stockholders exercised their right to redeem 14,549,537 shares of Class A Common Stock for cash at a price of $10.00 per share for an aggregate cash payment of approximately $145.5 million (collectively, the “Redemption”), which was paid out of the trust account of DYNS. In connection with certain non-redemption agreements, upon the consummation of the Business Combination, the Sponsor forfeited 871,028 shares of Class A Common Stock and DYNS agreed to cancel such shares and concurrently issue to certain investors an equivalent number of shares of Class A Common Stock.

On the Closing Date, the following transactions (collectively, the “Transactions”) were completed:

•	Merger Sub merged with and into Senti, with Senti surviving as a wholly-owned subsidiary of the Combined Company;

•

each outstanding share of Senti Common Stock was cancelled and converted into the right to receive a number of shares of Class A Common Stock, rounded down to the nearest whole share, equal to the number of shares of Senti Common Stock multiplied by the Exchange Ratio;

•

each outstanding share of Senti Preferred Stock was cancelled and converted into the right to receive a number of shares of Class A Common Stock, rounded down to the nearest whole share, equal to the aggregate number of shares of Senti Common Stock issuable upon conversion of the shares of Senti Preferred Stock based on the applicable conversion ratio immediately prior to the Effective Time, which was 1:1, multiplied by the Exchange Ratio;

•

each outstanding Senti option (whether vested or unvested) was converted into an option to purchase a number of shares of Class A Common Stock (rounded down to the nearest whole share) equal to the number of shares of Senti Common Stock subject to such option immediately prior to the Effective Time, multiplied by the Exchange Ratio, at an exercise price per share equal to the current exercise price per share for such option divided by the Exchange Ratio, rounded up to the nearest whole cent;

•	the Combined Company issued an aggregate of 5,060,000 shares of Class A Common Stock to the PIPE Investors; and

•	the Combined Company issued 517,500 shares of Class A Common Stock in connection with the Convertible Note Exchange.

Additionally, holders of shares of Senti Common Stock and Senti Preferred Stock became eligible to receive contingent consideration of up to an aggregate of 2,000,000 shares of Class A Common Stock, subject to the achievement of certain share price milestones within the first two or three years after the Closing Date or, in certain circumstances, upon a change of control of the Combined Company.

Following the closing of the Business Combination, all shares of Class A Common Stock were redesignated as Common Stock of the Combined Company.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements attached hereto as Exhibit 99.2 include 23,163,614 shares of Common Stock issued to Senti stockholders, 14,915,963 shares of Common Stock issued to DYNS stockholders (reflecting the Redemption), 5,060,000 shares of Common Stock issued in connection with the PIPE Investment and 517,500 shares of Common Stock issued in connection with the Convertible Note Exchange.

On the Closing Date and after giving effect to the Transactions and the Redemption, the officers and directors of the Combined Company and affiliated entities beneficially owned approximately 42.6% of the outstanding shares of Common Stock, and the former security holders of DYNS beneficially owned approximately 34.2% of the outstanding shares of Common Stock.

On the Closing Date, the Common Stock was listed on Nasdaq under the new trading symbol “SNTI”.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if a predecessor registrant was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Combined Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration on Form 10. As a result of the consummation of the Business Combination, the Combined Company ceased to be a shell company. Accordingly, the Combined Company, is providing the information below that would otherwise be included in a Form 10 if it were to file a Form 10. Note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

On the Closing Date and after the consummation of the Business Combination, DYNS became a holding company whose only assets consist of equity interests in Senti, its wholly-owned subsidiary.

Forward-Looking Statements

This Current Report on Form 8-K, and some of the information incorporated by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Combined Company. These statements are based on the beliefs and assumptions of management of the Combined Company. Although the management of the Combined Company believes that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, they cannot assure you that the Combined Company will achieve or realize such plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believe”, “estimate”, “expect”, “project”, “forecast”, “may”, “might”, “will”, “should”, “seek”, “plan”, “scheduled”, “possible”, “anticipate”, “intend”, “aim”, “aspire”, “strive” or similar expressions. Forward-looking statements are not guarantees of performance. You should not place undue reliance on these statements, which speak only as of the date hereof. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

•	projected financial information, anticipated growth rate and market opportunities of the Combined Company;

•	ability to maintain the listing of the Common Stock on Nasdaq following the Business Combination;

•	potential liquidity and trading of the Common Stock;

•	ability of the Combined Company to raise financing in the future;

•	success of the Combined Company in retaining or recruiting, or changes required in, officers, key employees or directors following the completion of the Business Combination;

•	factors relating to the business, operations and financial performance of the Combined Company, including:

•	initiation, cost, timing, progress and results of research and development activities, preclinical studies or clinical trials with respect to current and potential future product candidates;

•	ability to develop and advance its gene circuit platform technologies;

•	ability to identify product candidates using its gene circuit platform technologies;

•	ability to identify, develop and commercialize product candidates;

•	ability to advance current and potential future product candidates into, and successfully complete, preclinical studies and clinical trials;

•

ability to obtain and maintain regulatory approval of current and potential future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate;

•	ability to obtain funding for operations;

•	ability to obtain and maintain intellectual property protection for technologies and any of product candidates;

•	ability to successfully commercialize current and any potential future product candidates;

•	the rate and degree of market acceptance of current and any potential future product candidates;

•	regulatory developments in the United States and international jurisdictions;

•	potential liability lawsuits and penalties related to technologies, product candidates and current and future relationships with third parties;

•	ability to attract and retain key scientific and management personnel;

•	ability to effectively manage the growth of operations;

•	ability to contract with third-party suppliers and manufacturers and their ability to perform adequately under those arrangements;

•	ability to compete effectively with existing competitors and new market entrants;

•	potential effects of extensive government regulation;

•	future financial performance and capital requirements;

•	ability to implement and maintain effective internal controls;

•	the impact of supply chain disruptions;

•	the impact of the COVID-19 pandemic on the business of the Combined Company, including preclinical studies and potential future clinical trials; and

•	unfavorable global economic conditions, including inflationary pressures, market volatility, acts of war and civil and political unrest.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference herein are more fully described in the Proxy statement/Prospectus in the section titled “Risk Factors” (beginning on page 24). Such risk factors are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Combined Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Combined Company or to persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Combined Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of the Combined Company is described in the Proxy Statement/Prospectus in the section titled “Information about Senti” (beginning on page 226), which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of the Combined Company are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” (beginning on page 24), which is incorporated herein by reference.

Properties

The properties of the Combined Company are described in the Proxy Statement/Prospectus in the section titled “Information about Senti—Facilities” (beginning on page 305), which is incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements of Senti as of and for the three months ended March 31, 2022 and 2021, and the related notes, have been prepared in accordance with U.S. generally accepted accounting principles, are included in Exhibit 99.1 hereto and are incorporated herein by reference. These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Senti as of and for the years ended December 31, 2021 and 2020, and the related notes, included in the Proxy Statement/Prospectus, which are incorporated herein by reference, as well as the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.

Unaudited Pro Forma Condensed Combined Financial information

The unaudited pro forma condensed combined financial information of the Combined Company as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Senti for the years ended December 31, 2021 and 2020 are included in the Proxy Statement/Prospectus in the section titled “Senti Management’s Discussion and Analysis of Financial Condition and Results of Operations” (beginning on page 307), which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Senti for the three months ended March 31, 2022 and 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Qualitative and Quantitative Disclosures about Market Risk

As a “smaller reporting company”, the Combined Company is not required to provide this information.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Combined Company following consummation of the Business Combination by:

•	each person known by the Combined Company to be the beneficial owner of more than 5% of the Common Stock immediately following the consummation of the Business Combination;

•	each of the named executive officers and directors of the Combined Company; and

•	all of the executive officers and directors of the Combined Company as a group after the consummation of the Business Combination.

Beneficial ownership is determined in accordance with the rules and regulations of the Commission. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days. Unless otherwise indicated, the Combined Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership of the Common Stock is based on 43,657,077 shares of Common Stock issued and outstanding as of the Closing Date.

Directors and Named Executive Officers:	Number of Shares of Common Stock	%
Timothy Lu, M.D., Ph.D.(2)	2,070,300	4.7%
Curt Herberts, M.B.S.(3)	454,208	1.0%
Philip Lee, Ph. D.(4)	936,424	2.1%
James J. (Jim) Collins(5)	176,130	*
Omid Farokhzad(6)(7)	1,947,403	4.5%
Brenda Cooperstone(8)	21,613	*
Susan Berland(9)	4,770	*
David Epstein	123,252	*
Edward Mathers	—	*
All executive officers and directors as a group (10 persons)(10)	5,776,909	13.2%

Five Percent Holders:	Number of Shares of Common Stock	%
Entities Affiliated with 8VC(11)	2,537,558	5.8%
Entities Affiliated with NEA(12)	4,429,725	10.1%
Bayer Healthcare LLC(13)	5,878,488	13.5%
Dynamics Sponsor LLC	5,594,472	12.8%

*	Represents beneficial ownership of less than 1%.
(1)

Unless otherwise noted, the business address of each of the individuals and entities listed in the table above is c/o Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, California 94080.

(2)

Consists of (i) 559,496 shares of Common Stock held directly by Dr. Lu, (ii) 528,390 shares of Common Stock held by Luminen Services, LLC, as trustee of the Luminen Trust, of which Dr. Lu is the settlor, (iii) 528,390 shares of Common Stock held by Dr. Lu’s wife, Sandy Shan Wang, and (iv) 454,024 shares of Common Stock issuable upon exercise of stock options held by Dr. Lu that are exercisable within 60 days of June 8, 2022.

(3)	Consists of 454,208 shares of Common Stock held by the C. and E. Herberts Revocable Trust dated July 17, 2013, over which Mr. Herberts and his wife share voting and investment power as trustees.
(4)	Consists of 936,424 shares of Common Stock held directly by Dr. Lee.
(5)	Consists of 176,130 shares of Common Stock held directly by Dr. Collins.
(6)	This reflects Omid Farokhzad’s ownership interests following the distribution of shares by Dynamics Sponsor LLC to its members upon Closing.
(7)	Omid Farokhzad’s beneficial ownership interest in the Sponsor was held indirectly through Dynamics Group, LLC. Mr. Farokhzad controls and is the sole member of Dynamics Group, LLC.
(8)	Consists of 21,613 shares of Common Stock issuable upon exercise of stock options held by Ms. Cooperstone that are exercisable within 60 days of June 8, 2022.
(9)	Consists of 4,770 shares of Common Stock issuable upon exercise of stock options held by Susan Berland that are exercisable within 60 days of June 8, 2022.
(10)

Consists of shares beneficially owned by the named executive officers and directors listed in the table above and 42,809 shares of Common Stock issuable upon exercise of stock options held by Deborah Knobelman that are exercisable within 60 days of June 8, 2022.

(11)

Consists of (i) 2,498,277 shares of Common Stock held by 8VC Fund I, L.P. (“8VC”); and (ii) 39,281 shares of Common Stock held by 8VC Entrepreneurs Fund I, L.P. (“8VC Entrepreneurs” and, collectively with 8VC, the “8VC Entities”). 8VC GP I, LLC (“8VC GP I”), as general partner of each of the 8VC Entities, has sole voting and dispositive power with respect to the securities held by the 8VC Entities. Joe Lonsdale, in his capacity as the managing member of 8VC GP I, has sole voting and dispositive power with respect to the shares held by the 8VC Entities. Mr. Lonsdale and 8VC GP I disclaim beneficial ownership of the shares held by the 8VC Entities. The address of each of the 8VC Entities is 907 South Congress Avenue, Austin, Texas 78704.

(12)

Consists of (i) 4,426,151 shares of Common Stock held by New Enterprise Associates 15, L.P. (“NEA 15”); and (ii) 3,574 shares of Common Stock held by NEA Ventures 2018, L.P. (“Ven 2018”). The securities directly held by NEA 15 are indirectly held by NEA Partners 15, L.P. (“NEA Partners 15”), which is the sole general partner of NEA 15, NEA 15 GP, LLC (“NEA 15 LLC”), which is the sole general partner of NEA Partners 15, and each of the individual managers of NEA 15 LLC. The individual managers of NEA 15 LLC (collectively the “NEA 15 Managers”) are Forest Baskett, Anthony A. Florence, Mohamad Makhzoumi, Joshua Makower, Scott D. Sandell and Peter Sonsini. NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the shares directly held by NEA 15. The securities directly held by Ven 2018 are indirectly held by Karen P. Welsh, the general partner of Ven 2018. Mr. Edward Mathers, a member of the board of directors of the Combined Company, is a partner at New Enterprise Associates, Inc., which is affiliated with NEA 15 and Ven 2018, but does not have voting or investment power over the shares held by NEA 15 or Ven 2018. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares of Common Stock. The address for these entities and individuals is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(13)

Consists of 5,878,488 shares of Common Stock held by Bayer HealthCare LLC (“Bayer”). Bayer is an indirect wholly-owned subsidiary of Bayer AG, which may be deemed to be an indirect beneficial owner of the shares owned directly by Bayer. Kelly Gast, President of Bayer, and Brian Branca, Treasurer of Bayer, share voting and dispositive power over the shares held by Bayer. The address of Bayer is 100 Bayer Boulevard, Whippany, New Jersey 07981.

Directors and Executive Officers

The directors and executive officers of the Combined Company after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company” (beginning on page 353), which is incorporated herein by reference.

Director Independence

Information with respect to the independence of the directors of the Combined Company is set forth in the Proxy Statement/Prospectus in the section titled “Management of Combined Company—Director Independence” (beginning on page 356), which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the committees of the board of directors of the Combined Company is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company—Committees of the Combined Company’s Board of Directors” (beginning on page 356), which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of the Combined Company is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” (beginning on page 321), which is incorporated herein by reference.

Reference is made to the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the headings “Senti Biosciences, Inc. 2022 Equity Incentive Plan” and “Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan”, which is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of the Combined Company is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Non-Employee Director Compensation” (beginning on page 320), which is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” (beginning on page 333), which is incorporated herein by reference.

Reference is also made to the disclosure regarding the independence of the directors of the Combined Company in the section of the Proxy Statement/Prospectus titled “Management of Combined Company—Director Independence” (beginning on page 356) and the description of the indemnification agreements under Item 1.01 of this Current Report on Form 8-K, both of which are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information about DYNS—Legal Proceedings” (beginning on page 205) and “Information about Senti—Legal Proceedings” (beginning on page 306), which are incorporated herein by reference.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Class A Common Stock historically traded on the Nasdaq Capital Market under the symbol “DYNS”. On June 8, 2022, the Class A Common Stock was reclassified into Common Stock, which began trading on the Nasdaq Global Market under the new trading symbol “SNTI”.

As of the Closing Date and following the completion of the Business Combination, the Combined Company had 43,657,077 shares of Common Stock issued and outstanding.

Dividends

Holders of Common Stock will be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors of the Combined Company in its discretion out of funds legally available therefor. Any payment of cash dividends in the future will be dependent upon the Combined Company’s revenues and earnings, if any, capital requirements and general financial conditions. In no event will any stock dividends or stock splits or combinations of stock be declared or made on Common Stock unless the shares of Common Stock at the time outstanding are treated equally and identically.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Combined Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the securities of the Combined Company is included in the Proxy Statement/Prospectus in the section titled “Description of New Senti’s Securities After the Business Combination” (beginning on page 340), which is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Additional information regarding indemnification and limitation of liability of the directors and officers of the Combined Company is set forth in the Proxy Statement/Prospectus in the section titled “Comparison of Governance and Stockholder Rights—Limitation of Liability of Directors and Officers and —Indemnification of Directors, Officers, Employees and Agents” (beginning on page 343), which are incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities

The information set forth in the “Introductory Note—PIPE Investment”, “Introductory Note— Convertible Note Exchange” and under Item 2.01 above is incorporated in this Item 3.02 by reference. Additionally, approximately 4.88 million shares of Class B Common Stock held by the Sponsor automatically converted to shares of Common Stock on the Closing Date.

The shares of Class A Common Stock issued by the Combined Company to the PIPE Investors and to Bayer pursuant to the Convertible Note Exchange on the Closing Date were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of Common Stock issued in connection with the conversion of the shares of Class B Common Stock were issued under Section 3(a)(9) of the Securities Act, as an exchange with its existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 3.03.	Material Modification to Rights of Security Holders

In connection with the consummation of the Business Combination, DYNS changed its name to “Senti Biosciences, Inc.” and adopted a second amended and restated certificate of incorporation (the “Amended and Restated Charter”) and amended and restated bylaws (the “Amended and Restated Bylaws”). Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “The Charter Amendment Proposal,” “Proposal 2: The Charter Amendment Proposal” and “Comparison of Governance and Stockholders’ Rights” (beginning on pages 5, 174 and 343, respectively), which are incorporated herein by reference, and the disclosure set forth below in Item 5.03 of this Current Report on Form 8-K under the heading “Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year”, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Charter and Amended and Restated Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference. In connection with the Closing, in order to meet the listing requirements of Nasdaq, the board of directors of the Combined Company agreed to partially waive the lock-up restrictions for certain stockholders. Pursuant to the waiver, following the consummation of the Business Combination, an additional approximately 56,250 shares of Common Stock were not subject to lock-up restrictions pursuant to the Amended and Restated Bylaws.

In accordance with Rule 12g-3(a) under the Exchange Act, the Combined Company is the successor issuer to DYNS and has succeeded to the attributes of DYNS as the registrant. In addition, the shares of Common Stock of the Combined Company, as the successor to DYNS, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 4.01.	Change in Registrant’s Certifying Accountant

(a)	Dismissal of independent registered public accounting firm.

On June 8, 2022, the audit committee of the board of directors of the Combined Company dismissed Marcum LLP (“Marcum”), the independent registered public accounting firm of DYNS prior to the Business Combination, as the independent registered public accounting firm of the Combined Company.

The report of Marcum on the financial statements of DYNS as of December 31, 2021, and for the period from March 1, 2021 (inception) to December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles except for the explanatory paragraph describing an uncertainty about DYNS’ ability to continue as a going concern.

During the period from March 1, 2021 (inception) to December 31, 2021 and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements between DYNS and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of DYNS for such period.

During the period from March 1, 2021 (inception) to December 31, 2021 and the subsequent interim period preceding Marcum’s dismissal, there was one “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). As previously disclosed in DYNS’s quarterly report for the period ended March 31, 2022, management determined that a material weakness in internal control over financial reporting existed relating to the accounting treatment for complex financial instruments.

The Combined Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Combined Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Combined Company set forth above. A copy of the letter from Marcum, dated June 14, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Disclosures regarding the new independent auditor.

On June 8, 2022, the board of directors of the Combined Company approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Combined Company to audit the consolidated financial statements of the Combined Company as of and for the year ended December 31, 2022. KPMG served as the independent registered public accounting firm of Senti prior to the Business Combination. During the period from March 1, 2021 (inception) to December 31, 2021 and the subsequent interim period through June 8, 2022, DYNS did not consult with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the financial statements of DYNS, and neither a written report nor oral advice was provided to the Combined Company that KPMG concluded was an important factor considered by the Combined Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (as defined above).

Item 5.01.	Changes in Control of Registrant

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1: The Business Combination Proposal” (beginning on page 113), which is incorporated herein by reference. The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Reference is made to the disclosure in the Proxy Statement/Prospectus titled “Management of the Combined Company” (beginning on page 353) for biographical information about each of the directors and officers, which is incorporated herein by reference.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement—Indemnification Agreement, —Senti Biosciences, Inc. 2022 Equity Incentive Plan” and “—Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the Special Meeting, DYNS stockholders considered and approved Proposal No. 2: The Charter Amendment Proposal (the “Charter Proposal”), which is described in the Proxy Statement/Prospectus beginning on page 174. The Amended and Restated Charter, which became effective upon filing with the Secretary of State of the State of Delaware on June 8, 2022, includes the amendments proposed by the Charter Proposal and approved at the Special Meeting.

On June 8, 2022, the board of directors of the Combined Company approved and adopted the Amended and Restated Bylaws, which became effective as of the Effective Time.

Description of various provisions of the Amended and Restated Charter and Amended and Restated Bylaws and their general effect on the rights of stockholders of the Combined Company are included in the Proxy Statement/Prospectus under the section titled “Comparison of Governance and Stockholder Rights” (beginning on page 343), which is incorporated herein by reference.

Copies of the Amended and Restated Charter and Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the closing of the Business Combination, the board of directors of the Combined Company approved and adopted a new Code of Ethics applicable to directors, officers and employees. A copy of the Code of Ethics can be found on the Investor relations section of the Combined Company’s website at www.sentibio.com.

Item 5.06.	Change in Shell Company Status

Upon the closing of the Business Combination, the Combined Company ceased to be a shell company. The material terms of the Business Combination are described in the section titled “The Business Combination Proposal” (beginning on page 113), which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The consolidated financial statements of Senti as of and for the years ended December 31, 2021 and 2020 included in the Proxy Statement/Prospectus (beginning on page F-25) are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Senti as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 are set forth in Exhibit 99.1 hereto and are incorporated by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial information of the Combined Company as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021, is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(c)	Exhibits

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date

2.1*	Business Combination Agreement, dated as of December 19, 2021, by and among Dynamics Special Purpose Corp., Explore Merger Sub, Inc. and Senti Biosciences, Inc.	S-4/A	333-262707	2.1	May 10, 2022

2.2	Amendment No. 1 to Business Combination Agreement, dated as of February 12, 2022, by and among Dynamics Special Purpose Corp., Explore Merger Sub, Inc. and Senti Biosciences, Inc.	S-4/A	333-262707	2.2	May 10, 2022

2.3	Amendment No. 2 to Business Combination Agreement, dated as of May 19, 2022, by and among Dynamics Special Purpose Corp., Explore Merger Sub, Inc. and Senti Biosciences, Inc.	8-K	001-40440	2.1	May 24, 2022

3.1	Second Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

4.1	Specimen Common Stock Certificate

10.1	Form of Subscription Agreement	S-4/A	333-262707	10.20	May 10, 2022

10.2	Note Subscription Agreement by and among Senti Biosciences, Inc., Dynamics Special Purpose Corp. and Bayer HealthCare LLC, dated as of May 19, 2022	8-K	001-40440	10.1	May 24, 2022

10.3	Convertible Promissory Note by and between Senti Biosciences, Inc., Dynamics Special Purpose Corp. and Bayer HealthCare LLC, dated as of May 19, 2022	8-K	001-40440	10.2	May 24, 2022

10.4	Investor Rights and Lock-up Agreement

10.5**	Form of Indemnification Agreement	S-4/A	333-262707	10.5	May 10, 2022

10.6**	Senti Biosciences, Inc. 2022 Stock Option and Incentive Plan and forms of award agreements thereunder	S-4/A	333-262707	10.3	May 10, 2022

10.7**	Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan	S-4/A	333-262707	10.4	May 10, 2022

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries

99.1	Unaudited condensed consolidated financial statements of Senti Biosciences, Inc. as of March 31, 2022 and for the three months ended March 31, 2022 and 2021, and related notes

99.2	Unaudited pro forma condensed combined financial information of the Combined Company as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021

99.3	Management’s discussion and analysis of the financial condition and results of operations of Senti Biosciences, Inc. for the three months ended March 31, 2022 and 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

**	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

By:	/s/ Deborah Knobelman
Name:	Deborah Knobelman
Title:	Chief Financial Officer

Date: June 14, 2022